SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – November 21, 2007

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York	10286
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

By press release dated November 21, 2007, The Bank of New York Mellon Corporation announced that it has signed an agreement with Western Securities to establish a joint venture fund management company in China. The new company, which will be called BNY Mellon Western Fund Management and owned 51 percent by Western Securities and 49 percent by The Bank of New York Mellon, will be headquartered in Shanghai and is expected to launch in 2008, subject to regulatory approvals.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit Number	Description
99.1	Press Release dated November 21, 2007, as released in the United States, announcing the matter referenced in Item 8.01 above.

99.2	Press Release dated 21 November 2007, as released outside of the United States, announcing the matter referenced in Item 8.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation
(Registrant)

Date: November 26, 2007	By:	/s/ Bart R. Schwartz
	Name:	Bart R. Schwartz
	Title:	Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press Release dated November 21, 2007, as released in the United States	Filed herewith

99.2	Press Release dated 21 November 2007, as released outside of the United States	Filed herewith